SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of

April 29, 2022 (April 27, 2022)
Date of Report
(Date of Earliest Event Reported)

Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)

(706) 641-6500
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	SNV	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	SNV-PrD	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E	SNV-PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2022 Annual Meeting of Shareholders was held on April 27, 2022. Following is a summary of the proposals that were submitted to the shareholders for approval and a tabulation of the votes with respect to each proposal.

Proposal 1

The following 13 nominees named in the proxy statement for the Company’s 2022 Annual Meeting of Shareholders were elected by majority vote.

Nominee	Votes For	Vote Against	Abstentions
Tim E. Bentsen	112,188,964	876,383	134,674
Kevin Blair	112,622,633	451,208	126,180
F. Dixon Brooke, Jr.	112,263,932	801,897	134,192
Stephen T. Butler	111,111,837	1,558,801	529,383
Elizabeth W. Camp	109,323,945	3,748,483	127,593
Pedro Cherry	112,255,454	806,283	138,284
Diana M. Murphy	111,205,564	1,864,142	130,315
Harris Pastides	111,737,095	1,322,950	139,976
Joseph J. Prochaska, Jr.	110,796,865	2,265,175	137,981
John L. Stallworth	111,745,500	1,321,322	133,199
Kessel D. Stelling, Jr.	111,749,040	1,326,661	124,320
Barry L. Storey	111,756,472	1,319,286	124,263
Teresa White	112,455,611	604,864	139,546

There were 19,686,424 broker non-votes for each director on this proposal.

Proposal 2

An advisory vote on the compensation of the Company’s named executive officers as determined by the Compensation and Human Capital Committee was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,180,216	1,836,384	183,421	19,686,424

Proposal 3

The appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ended December 31, 2022 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,309,692	3,468,426	108,327	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP.

Date: April 29, 2022	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President and General Counsel